GOLDMAN SACHS ETF TRUST

Goldman Sachs Access U.S. Aggregate Bond ETF

(the “Fund”)

Supplement dated March 4, 2022 to the

Prospectus and Summary Prospectus, dated December 29, 2021

The following replaces the table and accompanying footnotes under “Goldman Sachs Access U.S. Aggregate Bond ETF—Summary—Fees and Expenses of the Fund” in the Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.14%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.16%
Fee Waiver[2]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver	0.14%

[1]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
[2]	The Investment Adviser has agreed to waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests. This arrangement will remain in effect through at least December 29, 2022, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

GSTEFTSTK 03-22